Murphy USA Inc. 1 Raymond James Institutional Investor Conference March 2023

Murphy USA Inc. 2 Cautionary statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, our ability to realize projected synergies from the acquisition of QuickChek and successfully expand our food and beverage offerings, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-Q and 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016, and 2015. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Vice President of Investor Relations and FP&A Christian.pikul@murphyusa.com

Murphy USA Inc. 3 Executed long-term strategy • Unit growth, format evolution, and network improvements grew adjusted EBITDA • Improved breakeven economics enhanced competitiveness/attractiveness of EDLP offer • Disciplined capital allocation rewarded long- term investors Significant shareholder returns since 2013 Spin 40% 248% 620% -18% 57% 179% -20% 22% 97% 5-Year1-Year Since Spin MUSA S&P 500 Russell 2000 Cumulative Shareholder Returns As of 12/31/2022 $412 $423 $723 $828 $1,191 $0 $200 $400 $600 $800 $1,000 $1,200 20202018 2019 2021 2022 Adjusted EBITDA Since 2018 Maintained agile business model • Profitability increased through cycles of both economic growth and contraction • Relative advantage widened during pandemic induced industry shocks • Utilized appropriate leverage to enable growth and sustain a conservative B/S Achieved exceptional 2022 results • Higher performing new stores accretive to SS metrics and benefited from macro factors • Investments in fuel pricing, tobacco merchandising, and loyalty led to share gains • Enhanced FCF generation accelerated share repurchases and organic growth

Murphy USA Inc. 4 Credible track record underpins next decade of value creation Organic Growth Fuel Contribution Fuel Breakeven Shareholder Distributions • Add 40 to 50 new stores per annum • Improve network with Raze and Rebuilds, store remodels, store of the future • Consider high-quality M&A to build scale and augment unit growth Next Decade Objectives Corporate Costs * + - Value Creation Drivers • Leverage low-price position to drive further share gains from growing customer segments seeking affordability • Execute distinctive branded F&B initiatives to improve in-store returns • Expand loyalty reach, impact, and profitability through digital transformation • Invest in capabilities to preserve and perpetuate our advantaged model over the long-term • Accelerate high return unit growth • Allocate excess free cash flow to further reduce share count and grow dividend • Flex balance sheet as needed to support growth and optimize equity returns / • Added 500+ new stores to the network • Razed & Rebuilt 177 stores • Acquired Food & Beverage capabilities through targeted M&A Past Decade Proof Points • Increased profitability through new store performance, captured share with retail pricing excellence, and leveraged scale to enhance fuel supply advantage • Grew merchandise contribution dollars via share gains in tobacco and increased customer engagement through MDR • Optimized low-cost structure to support EDLP strategy while building winning culture • Introduced scalable systems and processes, invested in critical IT infrastructure to support best in class retail capabilities • Prioritized disciplined capital allocation with growth and share repurchase • Reduced share count 53% since Spin • Initiated and grew dividend to provide ratable shareholder distributions

Murphy USA Inc. 5 2 3 4 5 5 7 5 6 96 8 7 7 7 92 4 5 0 5 10 15 20 25 30 35 40 2022 2 2 2009 2007 2 17 2008 2 2010 2011 2012 2020 2013 2014 2015 2016 2017 2018 2019 2021 Operating Profit FBEPayment FeesFacilities NACS Bottom Half(1) Cost Structure and Profitability Cents per Gallon (cpg), Same Firm Data from 2007 through 2022 (1) NACS 3rd and 4th Quartile Data (2) Fuel Breakeven (FBE) is Operating Expenses net of Inside Margin Source: Analysis of NACS Same Firm Data (2007-2022) will not match Individual SOI annual publications; OPIS DemandPro 4 209 10 6 9 9 9 2022 NACS Bottom Half Cost Structure Lower Volume Inside Sales Deterioration 2022 Marginal Player Cost Structure 22 38 Marginal Player Cost Structure Economics Impact of Relative Pressure on Marginal Retailer Industry structure reflects marginal retailer economics Fuel Breakeven and Margin Drivers • Industry Fuel Margin is determined by Marginal Players economics • Bottom Half Operators price based on Marginal Players that price higher or lower based on their cost structure • Marginal Player Breakeven economics impacted by lower Fuel Volumes, deteriorating Merchandise Margin and Cost Inflation • For reference, 2022 OPIS Avg per Store Month Fuel Volumes 70-75K • Marginal Player ‘Profit’ is effectively take-home pay which is further constrained by outside inflationary pressures 90K 110K 70K 14 4 APSM Volume 9 3

Murphy USA Inc. 6 Creating a perpetual vicious cycle • Compared to the wide range of street prices, the fuel cpg pass thru to consumers is modest • As such, volume/margin tradeoff preserves profitability in the short term • Longer term, this inevitable cycle of retail format evolution separates the winners and the losers Structural shifts unlikely to reverse • Lower inflation rate does not lower costs, rather simply reduces rate of cost increase • Recovering share ceded in short term to EDLP retailers difficult over long term • Higher interest rate environment further pressures high rent/lease/leverage models Higher costs impact profitability • Inflation and wage increases driving up OpEx, particularly for the marginal player • Cost structures up 9¢ since 2007 for NACS Bottom Half • Undifferentiated food investments and labor/tobacco regulation further erode profits Weakest retailers face a vicious cycle – yet persist Vicious Cycle of the Marginal Convenience Store Retailer

Murphy USA Inc. 7 Operators at scale invest for the future • Digital and marketing investments drive increased customer engagement, create omni channel opportunities and lower cost to serve • Fuel sourcing agreements and pricing sophistication amplifies earnings advantage Medium and larger chains consolidating • Four of the top five chains are active consolidators, as 13,000+ units have changed hands since 2019 • Smaller, less efficient retailers are not attractive targets for most larger acquirers Single-store operators fragment industry • Single-store operators make up 60.2% of c- stores, down slightly from 62.1% in 2019 • Single store units increased 1.2% in 2023 following multi-year decline, suggesting current margins sustain legacy operators and even underwrite new investments Performance gap widening in fragmented industry Unique Focus and Outcome 1. Focused on day-to- day profitability 2. Making do with aging stores and equipment 3. Limited resources and capability to improve business 1. Focused on strategy and new customer acquisition 2. Reinvesting in new assets 3. Investing in new functions and capabilities Larger, Advantaged Chains Single Store Operators Source: NACS Convenience Store Count; MUSA Analysis

Murphy USA Inc. 8 MUSA cost structure advantage sustained despite industry pressures • Over 3-cpg improvement to fuel breakeven since spin, achieving zero breakeven in 2021 • Cash mix and card routing efforts further increased advantage in high price environment • High owned real estate portfolio avoids rising interest rate pressures on FCF EDLC supports EDLP in high margin setting • Higher structural margins create more opportunity to invest in lower prices • Lower relative prices matter to more customers when absolute prices are high • The volume/margin tradeoffs made by others perpetuate MUSA’s ability to grow share Reinvestment extends virtuous cycle • Widening price gap attracts more customers • Sticky share gains in tobacco and attached categories improve in-store profitability • Profitability funds investments to further improve customer offer at new/existing stores MUSA’s relative advantage expanding Murphy USA Virtuous Cycle MUSA and Industry Cost Structure Comparison Cents per Gallon (cpg) MUSA Facilities MUSA Payment Fees MUSA FBE 0 5 10 15 20 25 30 35 40 45 2012 2007 2008 2016 2013 2009 2011 2010 2014 2015 2017 2018 2019 2020 2021 2022 NACS Bottom Half Marginal Player

Strategic investments enabled 2022 results and future growth

Growing, evolving and improving network

- Organic growth investments added nearly 500 units over last decade
- Razed & Rebuilt ~20% of legacy kiosks, converting each to a 1,400 square foot store, improving customer experience
- Executed targeted, capability-building M&A with ~160-store QuickChek acquisition

Enhanced customer-facing capabilities

- Engaged customers in new ways with Murphy Drive Rewards
- Protected customers with EMV upgrades
- QuickChek investment underwrites larger and more attractive F&B offer

Greater home office sophistication

- Maximized fuel contribution dollars through Retail Pricing Excellence
- Enhanced promotional capabilities with advanced enterprise data analytics
- Developed and leveraged partnerships with key suppliers and vendor partners

Unit Growth by Year



17
27
24
33
23
27
36
32
Up to 45
Up to 30
2019
2020
2021
2022
2023e
New-to-Industry
Raze & Rebuild

Selective Customer Facing Results

F&B Margin Contribution dollars up 9% in 2022

3.8 Million Active Loyalty Members

100% fuel dispensers EMV compliant

Murphy USA Inc.

9

Murphy USA Inc. 10 Sustained square footage growth • Building and rebuilding where we have the right to win • Targeting 2023 square footage growth of 8% • At run-rate, 50 new stores and 30 R&R add estimated $35 million annually to EBITDA High fuel margins accentuate NTI economics • Recent build cost inflation requires incremental 2-3 cents per gallon to offset • Net margin improvement > 2-3 cents • MUSA pro forma generates higher returns in current and expected future environments New store fundamentals remain strong • APSM volumes of 282k are 13% higher than network average • Merchandise sales are 7% higher vs network average—while still in ramp mode • Improvement initiatives offer further upside Organic growth investments drive future EBITDA Murphy NTI Performance 2022 Actuals Network Square Feet Fuel Volume (APSM, k gal) 282 244 13% MUSA AverageNTI Program 189 Merch Sales (APSM, k$) 175 7% 0 2022 2023e 2024e 2025e 2026e 2027e 2,100,000 3,000,000 7% QuickChek NTI BaselineR&R Additions MUSA NTI Note: Murphy NTI Performance 2022 Actuals based on all Murphy branded new-to-industry stores built 2019 through 2021

Murphy USA Inc. 11 Capability investments improve core and new stores Campaign Element From To Murphy In-Store Experience Store Layout Static layout with limited upsell and basket building potential Innovative in-store design to improve product affinities (e.g., queuing lines) Pricing & Assortment National, standard offer with cadenced updates Market level targeting with dynamic updates Food & Beverage Capability Based Offer limited to what we can deliver Desirability Based Offer expanded to where we have the right to win Enterprise Digital Transformation Increase Share of Wallet Universal Member Offers Customized offers based on member propensity On-Site Upselling Static and Automated Dynamic, Basket, Daypart and Member Specific Expand Our Advantaged Position Constrained labor model and F&B production planning Dynamic demand & staffing model with assisted checkouts reducing customer friction

Murphy USA Inc. 12 Commitment to ongoing share repurchase drives long-term value • Repurchased 53% of original shares outstanding and 33% since 2019 • Discounted multiple and ongoing business improvements benefit long-term holders • Given view of the business, share repurchase remains highest and best use for excess free cash flow Disciplined capital allocation supports long-term value Shares Outstanding by Year In millions 32 30 27 25 22 2018 20212019 2020 2022 46.8 2013 Spin Note: In 2021 the company also spent a net of $641M to acquire QuickChek, primarily through new debt Strategy delivers excess FCF supporting balanced capital allocation • Cash flows growing faster than capex needs • High-quality organic growth takes time to ramp efficiently • Periodic capability investments are equally important for long-term value creation 194 215 227 278 306 144 166 400 355 806 399 313 564 737 995 2018 2019 202220212020 Capex Repurchase Cash Flow From Operations Cash Flow and Use by Year

Murphy USA Inc. 13 Energy transition will impact select markets at varying rates • EV’s—and, in particular, BEV’s—remain a very small part of vehicle fleet indexing to more affluent consumers, with highest penetration in ZEV states • Less densely populated MUSA states and lower income customer base lead to lower penetration and even lower adoption rates • Slow transition over decades adds further upward pressure on margins MUSA investing in affordability for value- seeking customers • Inflationary pressures are impacting budgets and discretionary income • Murphy and QC EDLP offers increasingly attractive to value-conscious customers, a growing and underserved segment • Widening price differentials across offers capture customers trading down to value retailers, leading to sticky share gains Macro trends benefit MUSA at micro level Fuel Price Differential to Peers BEV % of Registered Vehicles By state and ZEV Program Participation Note: ZEV States Include those adopting ZEV regulations prior to model year 2023 Note: MUSA States is weighted by MUSA store density in each state Source: Alternative Fuels Data Center; Government of California; MUSA Analysis 12 15 20 17 22 38 22 20 22 28 27 27 34 35 38 31 -7 -8 -8 -7 -9 -9 Q2 -10 Q1 ’19 Q2 -10 Q3 Q1 ’20 Q4 Q4 -11 Q3 -11 Q1 ’21 -10 Q2 -10 Q3 -11 Q4 Q1 ’22 -11 Q2 -14 Q3 -13 Q4 Fuel Margin Price Differential 0.0% 0.5% 1.0% 1.5% 2.0% 2017 2018 2019 2020 2021 2022 ZEV States National Average MUSA States

Murphy USA Inc. 14 Sustainable growth underpinned by five pillars RESPONSIBLE Build trust with consumers, regulators and partners by exceeding expectations in areas including data protection, age verification, and safety AFFORDABLE Serve customers with everyday low prices for the fuels, merchandise and food and beverage products they need ENGAGED Empower our people through an inclusive and diverse culture, competitive total rewards programs, and fulfilling career opportunities COMMITTED Invest our resources to strengthen the communities we serve and their environment ALIGNED Ensure our credibility with investors through strong business ethics, good corporate governance and effective capital allocation Affordability and trust builds enduring relevance with Customers • Win and keep customers through EDLP • Protect customer data through investments e.g., EMV compliance • Enforce age-restricted product sales strictly Engaged employees reflect committed culture and closely identify with core customer base • Focus on employee engagement and efforts to reinforce winning culture in challenging times • Actively support employee well-being and upward career path movement • Committed to serving all 15,000 employees and the diverse communities we reflect Shareholders benefit from coherent and sustainable business strategy • Clarity on “who we are, who we serve and how we win the right way” • Relentlessly challenge our status quo and the constantly shifting landscape • Remain disciplined in allocating capital

Murphy USA Inc. 15 $46 $69 $73 $79 $81 $89 $121 $143 $199 $318 $280 $41 $50 $61 $67 $70 $77 $90 $119 $150 $249 $266 $36 $38 $49 $54 $61 $63 $74 $81 $122 $169 $254 $30 $80 $130 $180 $230 $280 $330 $380 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Raising the Bar…Again 5-year view MUSA High and Low Closing Share Price with Annual Average by Year Since Spin As of 2/28/2023 High Avg Low 2023 EBITDA (M) $900 Shares (M)(1) 21.7 Multiple 9-10 CPG 28.0 TSR 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 CAGR(2) 22% 21% 20% 22% 25% 28% 31% 31% 33% 7% NA (2) Annual average to 2023 YTD average 2027 Target ~$1,200 17.7 10 30.0 (1) Assumes 1M shares repurchased annually from 21.7M as of 12/31/2022 Continually raising the bar

Murphy USA Inc. 16 Appendix

Murphy USA Inc. 17 2023 guidance 17 2022 Updated Guidance Range 2022 Actual Results 2023 Guidance Range Organic Growth New Stores Up to 45 36 Up to 45 Raze and Rebuilds Up to 35 32 Up to 30 Fuel Contribution Retail fuel volume per store (K gallons APSM) 235 to 245 245 240 to 245 Store Profitability Merchandise contribution ($ Millions) $740 to $760 $767 $795 to $815 Retail station Opex excluding credit cards and rent expense ($K, APSM) $31.5 to $32.5 $31.7 $32.5 to $34.0 Corporate Costs SG&A ($ Millions per year) $200 to $210 $233* $235 to $245 Effective Tax Rate 24% to 26% 23.9% 24% to 26% Capital Allocation Capital expenditures ($ Millions) $300 to $350 $306 $375 to $425 Note: 2022 SG&A total includes $25 million charitable pledge

Murphy USA Inc. 18 Non-GAAP adjusted EBITDA reconciliation (Millions of dollars) 2018 2019 2020 2021 2022 Net Income 213.6$ 154.8$ 386.1$ 396.9$ 672.9$ Income taxes 60.3 47.6 123.0 125.0 210.9 Interest expense, net of interest income 51.4 51.7 50.2 82.3 82.3 Depreciation and amortization 134.0 152.2 161.0 212.6 220.4 EBITDA 459.3$ 406.3$ 720.3$ 816.8$ 1,186.5$ Net settlement proceeds (50.4) (0.1) - - - Accretion of asset retirement obligations 2.0 2.1 2.3 2.5 2.7 (Gain) loss on sale of assets 1.1 (0.1) (1.3) (1.5) (2.1) Loss on early debt extinguishment - 14.8 - - - Acquisition Related Costs - - 1.7 10.4 1.5 Other nonoperating (income) expense (0.2) (0.4) (0.3) (0.2) 2.3 Adjusted EBITDA 411.8$ 422.6$ 722.7$ 828.0$ 1,190.9$ Year Ended December 31,

Murphy USA Inc. 19 Non-GAAP Adjusted EBITDA Reconciliation For purposes of this reconciliation, the midpoint of a range for each reconciling item was used, and therefore actual results for each of these reconciling items is expected to be higher or lower than the amounts shown above. The size of the ranges varies based on the individual reconciling item and the assumptions made. 2023 and 2027 – GAAP to non-GAAP Reconciliation (Millions of dollars) Calendar Year 2023 Calendar Year 2027 Target Net Income $420 $623 Income taxes $140 $210 Interest expense, net of interest income $98 $85 Depreciation and amortization $239 $280 Other operating and nonoperating, net $3 $3 Adjusted EBITDA $900 $1,200